                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 24, 2007

                        FIRST NATIONAL MASTER NOTE TRUST
                           FIRST NATIONAL FUNDING LLC
                          FIRST NATIONAL BANK OF OMAHA
       (Exact name of Issuing Entity, Depositor/Registrant and Sponsor, as specified in their respective charters)

                                                                  02-0598125
                                                               (First National
        Nebraska                      333-140273                 Funding LLC)
(State of Incorporation)       (Commission File Number)         (IRS Employer
                                                             Identification No.)

    1620 Dodge Street Stop Code 3395
             Omaha, Nebraska                                             68197
(Address of principal executive offices)                              (Zip Code)

                                 (402) 341-0500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     ISSUANCE OF SERIES 2007-1 ASSET BACKED NOTES

     Reference is made to the registration statement (the "Registration Statement") on Form S-3 (File No. 333-140273) filed with the Securities and Exchange Commission on January 29, 2007 (as amended by pre-effective Amendment No. 1 on March 23, 2007) and declared effective on April 3, 2007. On April 24, 2007, First National Master Note Trust publicly issued $411,250,000 of Class A Floating Rate Asset Backed Notes, Series 2007-1 (the "Class A Notes"), $40,000,000 of Class B Floating Rate Asset Backed Notes, Series 2007-1 (the "Class B Notes") and $48,750,000 of Class C Floating Rate Asset Backed Notes, Series 2007-1 (the "Class C Notes", and together with the Class A Notes and the Class B Notes, the "Notes"), described in a Prospectus Supplement dated April 18, 2007 to a Prospectus dated April 13, 2007.

     USE OF PROCEEDS - SERIES 2007-1 ASSET BACKED NOTES

     The public offering of the Notes was made under the Registration Statement.

     The public offering terminated on April 24, 2007 upon the sale of all of the Notes. The underwriters of the Class A Notes were J.P. Morgan Securities Inc., Banc of America Securities LLC, ABN AMRO Incorporated and Greenwich Capital Markets, Inc. The underwriters of the Class B Notes were J.P. Morgan Securities Inc. and Banc of America Securities LLC. The underwriters of the Class C Notes were J.P. Morgan Securities Inc. and Banc of America Securities LLC.

     During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was $925,312, $ 110,000 and $146,250 for the Class A Notes, Class B Notes and Class C Notes, respectively. After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes, Class B Notes and Class C Notes, respectively, are $410,324,688, $39,890,000 and $48,603,750, respectively. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $497,818,438. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

     The net proceeds to First National Funding LLC, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from First National Bank of Omaha, an affiliate of First National Funding, LLC, and to retire the Series 2006-1. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.


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

Item 9.01. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable

     (d)  Exhibits

EXHIBIT NO.                          DOCUMENT DESCRIPTION
-----------                          --------------------
1.1           Underwriting Agreement dated April 18, 2007, among First National
              Funding LLC, First National Bank of Omaha and J.P. Morgan
              Securities Inc. and Banc of America Securities LLC, individually and as representatives of the several underwriters

4.1 Series 2007-1 Indenture Supplement dated as of April 24, 2007 between First National Master Note Trust and The Bank of New York
              Trust Company, N.A., as indenture trustee

4.2           First Amendment to Transfer and Servicing Agreement dated as of
              March 28, 2007, among First National Funding LLC, First National
              Bank of Omaha and First National Master Note Trust and acknowledged and accepted by The Bank of New York Trust Company,
              N.A., as successor indenture trustee to The Bank of New York

4.3           First Amendment to Second Amended and Restated Pooling and
              Servicing Agreement dated as of March 28, 2007 among First
              National Funding LLC, First National Bank of Omaha and The Bank of
              New York Trust Company, N.A., as successor indenture trustee to The Bank of New York

4.4           Services Agreement dated as of January 1, 2007 between First
              National Bank of Omaha and First National Credit Card Center, Inc.

4.5           Collection Agreement dated as of September 1, 2005 between First
              National Bank of Omaha and Platinum Recovery Solutions Inc.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2007                   FIRST NATIONAL FUNDING LLC, as Depositor

                                        By: First National Funding Corporation,
                                            Managing Member


                                        By /s/ Karlyn M. Knieriem
                                           -------------------------------------
                                           Karlyn M. Knieriem,
                                           Senior Vice President


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